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                                                                    Exhibit 10.7


                           AMENDMENT NO. FIVE TO LEASE


         This Amendment No. Five to Lease (the "Amendment No. 5"), made effective this 16th day of February, 1999, is by and between CAREW REALTY, INC. ("Lessor"), a Delaware corporation, whose address is c/o Belvedere Corporation, 500 Carew Tower, 441 Vine Street, Cincinnati, Ohio 45202, and KENDLE INTERNATIONAL INC. (formerly KENDLE RESEARCH ASSOCIATES) ("Lessee"), whose address is Suite 700 Carew Tower, 441 Vine Street, Cincinnati, Ohio 45202.

                              W I T N E S S E T H :

         WHEREAS, effective as of December 9, 1991, Lessor and Lessee entered into a Lease (the "Lease") with respect to approximately 21,694 rentable square feet of space on the 6th and 7th floors of the Carew Tower Building (the "Building") located at 441 Walnut Street, Cincinnati, Ohio.

         WHEREAS, the demised premises leased by Lessee in the Building at that time encompassed 21,694 rentable square feet (the "Demised Premises").

         WHEREAS, the Commencement Date of the Lease was June 1, 1992.

         WHEREAS, effective as of December 30, 1991, Lessor and Lessee entered into Amendment No. One To Lease which made certain amendments in and to the Lease with regard to the construction of Lessee's Demised Premises.

         WHEREAS, effective as of March 18, 1996, Lessor and Lessee entered into Amendment No. Two To Lease (the "Amendment No. 2") which made certain amendments in and to the Lease, including Lessee's expansion into 6,326 square feet of additional space for a total Demised Premises of 27,921 square feet, and such Amendment No. 2 extended the Lease until May 31, 2003.

         WHEREAS, effective as of October 8, 1996, Lessor and Lessee entered into Amendment No. Three To Lease (the "Amendment No. 3") which made certain amendments in and to the Lease, including Lessee's expansion into 13,955 square feet of space on the ninth floor of the Building for a total Demised Premises of 41,876 square feet, and such Amendment No. 3 extended the Lease until May 31, 2004.

         WHEREAS, effective as of January 29, 1997, Lessor and Lessee entered into Amendment No. Four To Lease (the "Amendment No. 4") which made certain amendments in and to the Lease, including Lessee's expansion into 13,620 square feet of space on the eighth floor of the Building for a total Demised Premises of 55,496 square feet, and such Amendment No. 4 extended the term until May 31, 2006.


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         WHEREAS, effective as of July 30, 1998, Lessee entered into a Sublease
Agreement (the "Sublease") with Cors & Bassett for 13,200 square feet of space on the 12th floor of the Building and 3,256 square feet of space on a portion of the 11th floor of the Building for a total sublease area of 16,456 square feet of space (the "Sublease Space"). Lessor consented to such Sublease on August 12, 1998.

         NOW, THEREFORE, effective upon execution of this Amendment No. Five To Lease, Lessor and Lessee hereby agree and acknowledge the following:

1. Lessee shall expand into an additional 13,682 square feet of space on the fifteenth floor of the Building (the "15th Floor Expansion Space") and an additional 7064 square feet of space on the 11th floor of the Building (the 11th Floor Expansion Space") for a total Demised Premises of 76,242 square feet.

         Lessee shall begin paying rent on the 15th Floor Expansion Space on the earlier date of: (i) within forty-five (45) days of Lessor delivering the 15th Floor Expansion Space over to Lessee for construction of any interior improvements; or (ii) the date Lessee takes occupancy of the 15th Floor Expansion Space (the "15th Floor Commencement Date").

         Lessee shall begin paying rents on the 11th Floor Expansion Space on the earlier date of: (i) within ninety (90) days of Lessor delivering the 11th Floor Expansion Space to Lessee for construction of any interior improvements; or (ii) the date Lessee takes occupancy of the 11th Floor Expansion Space (the 11th Floor Commencement Date").

         Lessor anticipates delivering the 15th Floor Expansion Space to Lessee by July 1st, 1999, and Lessor anticipates delivering the 11th Floor Expansion Space to Lessee within ninety (90) days (or sooner) of execution of the Amendment No. 5.

2. Commencing on the 15th Floor Commencement Date and the 11th Floor Commencement Date, Lessee shall lease the 15th Floor Expansion Space and the 11th Floor Expansion Space from Lessor on the same terms and conditions, including Basic Rental, as Lessee's existing Lease dated December 9, 1991 and as amended by Amendment No. One to Lease dated December 30, 1996; Amendment No. Two to Lease dated March 18, 1996; Amendment No. Three to Lease dated October 8, 1996 and by Amendment No. Four to Lease dated January 29, 1997.

3. Lessor shall provide an improvement allowance to Lessee of $5.00 per square foot on the 15th Floor Expansion Space of 13,682 square feet and $17.00 per square foot on the 11th Floor Expansion Space. This allowance shall be paid within Forty-five (45) days of Lessor delivering the respective

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         expansion spaces over to Lessee for occupancy. Lessor, by its contractor, to adjust sprinkler systems in each space as necessary with no cost to Lessee.

4. Lessee's contractors shall perform any and all interior improvements that are required by Lessee to the 15th Floor Expansion Space and the 11th Floor Expansion Space. All plans and specifications (including but not limited to architectural, HVAC, electrical, plumbing and sprinklering) must be approved by Lessor prior to commencing any construction work in the respective expansion spaces.

5. Any areas in the 11th Floor Expansion Space or the 15th Floor Expansion Space not already sprinklered shall be performed by Lessor's contractor and at Lessor's expense.

6. Lessee shall be responsible for any "dry" sprinkler systems needed for the 11th Floor Expansion Space and/or the 15th Floor Expansion Space, as well as, any additional air- conditioning needed for the respective expansion spaces.

7. On June 30, 2001 the lease agreement between Cors & Bassett and Carew Realty, Inc. which Lessee has assumed shall be terminated and shall become null and void. Commencing on July 1, 2001, Lessee shall lease the Cors & Bassett space of 16,456 square feet (the "Cors Space") for a total Demised Premises of 92,698 from Lessor on the same terms and conditions, including Basic Rental, as Lessee's existing Lease dated December 9, 1991 and as amended by Amendment No. One to Lease dated December 30, 1996; Amendment No. Two to Lease dated March 18, 1996; Amendment No. Three to Lease dated October 8, 1996 and by Amendment No. Four to Lease dated January 29, 1997; with the following addition now added to the Lease for the Cors Space of 16,456 square feet:

         "Commencing on July 1, 2001, and continuing until lease expiration, Lessee shall be required to pay a utility charge of $1.58 per square foot (the "Utility Charge") for the period from July 1, 2001 to June 30, 2002. Each 12 month period thereafter, the Utility Charge shall increase by two and one-half percent (2.5%). Lessee shall be required to pay such Utility Charge on the first day of each calendar month with Lessee's rental payment.

8. At any time after June 30, 2001, Lessee may request from Lessor, an improvement allowance of $5.00 per square foot on the Cors Space of 16,456 square feet. Such allowance shall be paid by Lessor within forty-five (45) days after written notice from Lessee.

9. Paragraph 36, Renewal Option, shall be changed to state that Lessee shall be required to provide twelve (12) months prior written notice to Lessor for election of either the first or second five-year renewal period.


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10.      Lessee and Lessor represent and warrant to each other that neither has dealt with any other broker or finder who shall be entitled to any commission or fee by reason of the execution of this Amendment, and each party agrees to indemnify and hold the other harmless from any liability or expense that the other may suffer or incur with respect to any claim for a commission or fee by any other broker or finder claiming by, through or under the other party.

11. Lessee shall continue to pay its month-to-month rental rate on the existing 11th Floor space that it occupies per the letter agreement dated January 20, 1999.

         All other terms and conditions of the Lease as amended shall remain in full force and effect.

         IN WITNESS WHEREOF, the undersigned have executed this Amendment No. 5 on the date set forth below.

WITNESSETH:                                 CAREW REALTY, INC.
                                            By:  Belvedere Corporation
                                                  Managing Agent


/s/ Ann M. Witti                            By /s/ Joan Hensler-Bittner
----------------------------                  --------------------------------
/s/ Mel Heis                                Its: V.P.
----------------------------                  --------------------------------

                                            Date: 2/16/99
                                                 -----------------------------


WITNESSETH:                                 KENDLE INTERNATIONAL INC.


/s/ Lynn L. Fields                          By /s/ Timothy M. Mooney
----------------------------                  --------------------------------

/s/ Evelyn LaBrier                          Its: V. P. - CFO
----------------------------                    ------------------------------

                                            Date: 2/15/99
                                                 -----------------------------



STATE OF OHIO                               )
                                            )  ss.
COUNTY OF HAMILTON                          )

         BE IT REMEMBERED, that on the 16th day of February, 1999, before me a Notary Public in and for said county and state, personally appeared Carew Realty, Inc., the corporation, which executed the foregoing instrument by Joan
M. Hensler-Bittner, the Vice President of Belvedere Corporation, Managing Agent, who acknowledged that he/she is authorized to sign on behalf of said


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corporation, and the signing thereof to be its and his/her voluntary act and deed.

         IN TESTIMONY WHEREOF, I have hereunto subscribed my name and affixed my official seal on the day and year aforesaid.


                                              /s/ Patricia A. Lieurance
                                              ------------------------------
                                              Notary Public

                                                       [SEAL]


STATE OF OHIO                               )
                                            )  ss.
COUNTY OF HAMILTON                          )

         BE IT REMEMBERED, that on the 15th day of February, 1999, before me a Notary Public in and for said county and state, personally appeared Kendle Research Associates, the corporation which executed the foregoing instrument by Timothy M. Mooney, its V.P., Finance and CFO who acknowledged that he/she is authorized to sign on behalf of said corporation, and the signing thereof to be its and his/her voluntary act and deed.

         IN TESTIMONY WHEREOF, I have hereunto subscribed my name and affixed my official seal on the day and year aforesaid.


                                                 /s/ Jeffery Allen Glancy
                                                 ------------------------------
                                                 Notary Public


                                                       [SEAL]